UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2018

AXOGEN, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-36046	41-1301878
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

13631 Progress Boulevard, Suite 400,
Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

(386) 462-6800
Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02          Results of Operations and Financial Condition.

On August 1, 2018,  the Company issued a press release announcing its financial results for the quarter and six months ended June 30, 2018.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information furnished pursuant to Item 2.02 of this Current Report, including Exhibit 99.1 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 8.01          Completion of Acquisition or Disposition of Assets.

As previously disclosed, AxoGen Corporation (“AC”), a Delaware corporation and wholly owned subsidiary of AxoGen, Inc. (the “Company”), previously entered into an Agreement for Purchase and Sale of Real Property (the “Agreement”), dated as of June 8, 2018, with ARC CRVANOH001, LLC (“ARC”), a Delaware limited liability company, for the acquisition (the “Acquisition”) by AC of certain real property located in Vandalia, Ohio (the “Property”).  AC thereafter transferred its rights and obligations under the Agreement to AxoGen Processing Corporation (“APC”), a Delaware corporation and wholly owned subsidiary of the Company, incorporated for purposes of the Acquisition. On July 31, 2018, APC completed the Acquisition pursuant to the terms of the Agreement.

The description of the Acquisition set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which was filed by the Company as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 12, 2018.

Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits

99.1          Press Release, dated August 1, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 1, 2018

AXOGEN, INC.

By:	/s/ Greg Freitag
Name:	Greg Freitag
Title:	General Counsel